Exhibit 99.1

RH ANNOUNCES NEW APPOINTEES TO THE OFFICE OF THE PRESIDENT

Corte Madera, CA – November 28, 2017 – RH (NYSE:RH) today announced the promotions of Sandra Stangl and David Stanchak, and their appointment to the Office of the President.

Sandra Stangl has been promoted to the position of President, Chief Merchandising & Business Development Officer, and David Stanchak has been promoted to the position of President, Chief Real Estate & Development Officer. They join Eri Chaya, President, Chief Creative Officer, DeMonty Price, President, Chief Operating, Service & Values Officer, and Karen Boone, President, Chief Financial & Administrative Officer in the newly expanded Office of the President, reporting to RH Chairman & Chief Executive Officer, Gary Friedman.

Gary Friedman, Chairman & Chief Executive Officer commented, “I am pleased to announce the promotions of Sandra Stangl and Dave Stanchak, and their appointment to the Office of the President. They are both deeply passionate about the vision we are pursuing and the culture we are creating, as we continue our quest to become one of the most admired brands in the world. They have demonstrated their ability to build and lead cross functional teams that have achieved industry leading results.”

Mr. Friedman continued, “The Office of the President is designed to promote cross functional collaboration, by leading the Company in an integrated fashion, tearing down the silos that exist in most organizations of scale.”

“I believe I speak for the entire Office of the President, when I say we are thrilled to be leading RH through its next phase of innovation and growth with Sandra and Dave as integral members of the team,” Mr. Friedman concluded.

In her new role as President, Chief Merchandising & Business Development Officer, Ms. Stangl will lead Merchandising, Inventory Planning, and Sourcing for RH Interiors, Modern, Outdoor, Baby & Child, Teen, and Contract, across the Company’s physical, digital, and print channels of distribution.

In his new role as President, Chief Real Estate & Development Officer, Mr. Stanchak will lead Real Estate Development, Architecture & Design, for all of the Company’s brands, concepts, and facilities domestically and internationally.

Eri Chaya, President, Chief Creative Officer and Board Member, will continue to lead Product Curation & Integration, Brand Development & Design, and Interior Design for RH Interiors, Modern, Outdoor, Baby & Child, Teen, and Contract, across the Company’s physical, digital, and print channels of distribution.

DeMonty Price, President, Chief Operating, Service, & Values Officer, will continue to lead Service and Operations across the Company’s Galleries, Outlets, Distribution Centers, Care Centers, and Home Delivery Network, as well as ensure a deep commitment to our values and beliefs throughout the organization.

Karen Boone, President, Chief Financial & Administration Officer will continue to lead all Financial and Administrative functions for the Company, including Strategic and Financial Planning, Accounting, Treasury, Tax, Internal Audit, Human Resources, Investor Relations, Legal, Compliance, and Facilities across the Company’s multiple businesses and brands.

Prior to Ms. Stangl’s appointment to the Office of the President, Ms. Stangl has served as President of New Business Development since she joined RH in May 2017. Ms. Stangl joined RH after a 23-year career at Williams-Sonoma, Inc., where she most recently served as President of the Pottery Barn Brands, including Pottery Barn, Pottery Barn Kids, and Pottery Barn Teen. Ms. Stangl ascended through the ranks at Pottery Barn and played important roles in leading the conceptualization and development of the Pottery Barn Kids and Teen brands, in addition to leading the development and growth of the flagship Pottery Barn brand. In 2008, Ms. Stangl was appointed to President, Pottery Barn, where, with her vision and distinct style of leadership, she led the iconic retailer to unprecedented success.

Prior to Mr. Stanchak’s appointment to the Office of the President, Mr. Stanchak has served as RH’s Chief Real Estate and Transformation Officer since May 2017 and Chief Real Estate and Development Officer from May 2015 to May 2017. From 2008 to 2013, Mr. Stanchak served as Senior Vice President of Dick’s Sporting Goods and as President of Golf Galaxy. Mr. Stanchak has also been the President and owner of Pinpoint Real Estate Company since 1995. Over his 30-year career in the commercial real estate industry, Mr. Stanchak has worked as a senior executive, board member, consultant, investor, real estate broker and attorney in all aspects of high-growth, multi-unit retail brand development. He has had direct responsibility for opening more than 2,500 retail store locations, managing real estate portfolios and deploying in excess of $2 billion for retailers including RH, Dick’s Sporting Goods, Field & Stream, Golf Galaxy, True Runner, DSW, Filene’s Basement, Mike Ditka’s Steakhouse, James Hardie Building Products, Blockbuster Entertainment, Einstein/Noah Bagel Corp. and Boston Market.

Please join Team RH in congratulating Sandra and Dave, and wishing them continued success in their new roles.

About RH

RH (NYSE: RH) is a curator of design, taste and style in the luxury lifestyle market. The Company offers collections through its retail galleries, source books, and online at RH.com, RHModern.com, and Waterworks.com.

Forward-Looking Statements

This release contains forward-looking statements within the meaning of the federal securities laws including statements related to the anticipated roles of the members of the Office of the President, the expected benefits to RH of the appointment of Ms. Stangl as President, Chief Merchandising & Business Development Officer, and Mr. Stanchak as President, Chief Real Estate & Development Officer, the ability of the Office of the President to promote cross functional collaboration and lead the Company in an integrated fashion, and any statements or assumptions underlying any of the foregoing. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “anticipate,” “estimate,” “expect,” “project,” “plan,” “intend,” “believe,” “may,” “will,” “should,” “likely” and other words and terms of similar meaning in connection with any discussion of the timing or nature of future events. We cannot assure you that future developments affecting us will be those that we have anticipated. Important risks and uncertainties that could cause actual results to differ materially from our expectations include, among others, our ability to retain key personnel; successful implementation of our growth strategy; our ability to take advantage of the transaction with Waterworks; uncertainties in the current performance of our business including a range of risks related to our operations as well as external economic factors; general economic conditions and the impact on consumer confidence and spending; changes in customer demand for our products; factors affecting our outstanding convertible senior notes; our ability to anticipate consumer preferences and buying trends, and maintaining our brand promise to customers; changes in consumer spending based on weather and other conditions beyond our control; risks related to the number of new business initiatives we are undertaking; strikes and work stoppages affecting port workers and other industries involved in the transportation of our products; our ability to obtain our products in a timely fashion or in the quantities required; our ability to employ reasonable and appropriate security measures to protect personal information that we collect; our ability to support our growth with appropriate information technology systems; risks related to “conflict minerals” compliance and its impact on sourcing, if any, as well as those risks and uncertainties disclosed under the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in RH’s most recent Form 10-K filed with the Securities and Exchange Commission, and similar disclosures in subsequent reports filed with the SEC, which are available on our investor relations website at ir.restorationhardware.com and on the SEC website at www.sec.gov. Any forward-looking statement made by us in this press release speaks only as of the date on which we make it. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by any applicable securities laws.

Contact

Cammeron McLaughlin

SVP, Investor Relations and Strategy

415-945-4998

cmclaughlin@rh.com